UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 14, 2006

                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    001-13279                95-4647021
(State or other jurisdiction  (Commission file number)      (I.R.S. Employer
      of incorporation)                                  Identification Number)

         6001 36th Avenue West
          Everett, Washington
            www.intermec.com                                    98203-1264
(Address of principal executive offices and internet site)      (Zip Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement.

Reference is made to Item 5.02 of this Current Report with respect to disclosure concerning the appointment of Lanny H. Michael.


Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

On September 14, 2006, Intermec, Inc. appointed Lanny H. Michael, 54, as Senior Vice President and Chief Financial Officer. Mr. Michael's employment with us has no specified term and is at will. Mr. Michael will receive a base salary of $350,000 per annum and a targeted bonus of 70% of his base salary, pro rated for calendar year 2006. In addition, Mr. Michael will be granted equity compensation as follows:

o    36,000 stock options, with five-year vesting and a ten-year term;

o 12,000 "Performance Share Units" which entitle Mr. Michael to receive shares of our common stock upon the achievement of certain financial performance measurements over a three-year period; and

o 20,000 "Restricted Stock Units" which vest on the five-year anniversary of the date of grant.

Since 2005, Mr. Michael was the President of Corporate Services and Chief Financial Officer of APX Logistics, Inc., where he provided financial and operational leadership in a business-to-consumer package consolidation partner of the United States Postal Service. From 2004 to 2005, Mr. Michael was a strategic advisor and consultant to Cerberus Capital Management, LP, a private equity firm, where he provided, among other things, business and financial consulting, portfolio due diligence and advice concerning acquisitions. From 1981 to 2004, Mr. Michael was employed by Airborne Express/DHL, where, from 2000 to 2004, he served as Executive Vice President and Chief Financial Officer. Mr. Michael's responsibilities at DHL included executive responsibility for advancing business and shareholder interests while managing growth from $280 million to $3.4 billion in annual revenues, overseeing 22,000 employees and an operating fleet of 116 aircraft and over 15,000 vehicles, and serving destinations throughout the United States and in more than 200 foreign countries.

The press release announcing the appointment of Mr. Michael is annexed to this Current Report and incorporated by reference herein.

Fredric B. Anderson will continue to serve as our Vice President and Controller.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description
------     -----------

99.1       Press release issued by Intermec, Inc. dated September 14, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Intermec, Inc.
                                         (Registrant)



Date: September 14, 2006                 By: /s/ Janis L. Harwell
                                             -----------------------------------
                                                 Janis L. Harwell
                                                 Senior Vice President, General
                                                 Counsel and Corporate Secretary